Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
LEASES

NOTE 9 – LEASES

The Company adopted ASU 2016-02, “Leases,” on January 1, 2019, which resulted in the recognition of operating leases on the balance sheet. The Company determines if a contract contains a lease at inception and recognizes operating lease right-of-use assets and operating lease liabilities based on the present value of the future minimum lease payments at the commencement date. As the Company’s leases do not provide an implicit rate, management develops incremental borrowing rates based on the information available at the commencement date in determining the present value of future payments. Lease expenses are recognized on a straight-line basis over the lease term.

The Company’s operating leases upon adoption were for laboratory and corporate office space in Jerusalem and in Nes Ziona, Israel and leases of vehicles. Contracts for amendments to the Jerusalem laboratory and office space lease, and the Nes Ziona laboratory and office space lease were entered into During 2019 and 2020, as well as new vehicles leases.

On July 29, 2021, the Company entered into an amendment to its lease agreement in Nes Ziona, which added an additional 455 square meters of office space to the existing leased space (875 square meters of offices, laboratory and parking spaces). The lease for the additional 455 square meters is for a period of 63 months, which commenced on August 1, 2021. The lease expires on October 31, 2026 with an option for an extension of 22 months. As of December 31, 2021, the Company was not reasonably certain that it would exercise the extension option and therefore did not include the option in the determination of the total lease term for accounting purposes.

The Company exercised its extension option in the Jerusalem lease and extended the term of the lease by an additional 24 months, which commenced on September 1, 2021.

On September 19, 2021, the Company entered into a lease agreement for a manufacturing plant space (manufacture of AllocetraTM to support ongoing clinical trials) in Yavne Israel, for a period of 60 months that commenced on September 19, 2021. The lease expires on September 18, 2026 with options for two individual 60-month extensions. As of December 31, 2021, the Company was not reasonably certain that it would exercise the second extension option and therefore included only one option term in the determination of the total lease term for accounting purposes.

During 2021, the company entered into two additional vehicle lease agreements. All vehicle lease agreements are for a period of 36 months.

	Year ended December 31,
(in thousands)	2021	2020	2019
The components of lease expense were as follows:
Operating leases expenses	$698	$243	$192

Cash flow information related to operating leases follows:

Cash used in operating activities	$449	$223	$188

Non-cash activity - Right of use assets obtained in exchange for new operating lease liabilities	$5,446	$398	$141

	December 31,
(in thousands)	2021	2020
Supplemental information related to operating leases, including location of amounts reported in the accompanying consolidated balance sheets, follows:
Other assets - Right-of-Use assets	$6,329	$920
Accumulated amortization	640	261
Operating lease Right-of-Use assets, net	$5,689	$659
Lease liabilities – current - Accounts payable and accrued liabilities	$617	$203
Lease liabilities – noncurrent	5,389	499
Total operating lease liabilities	$6,006	$702
Weighted average remaining lease term in years	8.6	3.64
Weighted average annual discount rate	3.6%	11.9%

(in thousands)
Maturities of operating lease liabilities as of December 31, 2021, were as follows:
2022	$823
2023	833
2024	711
2025	776
2026 and onwards	3,830
Total undiscounted lease liability	6,973
Less: Imputed interest	(967)
Present value of lease liabilities	$6,006